THE NEVIS FUND, INC.




                         ANNUAL REPORT TO SHAREHOLDERS
                                  MAY 31, 2000





           THIS ANNUAL REPORT CAN ONLY BE DISTRIBUTED IF PRECEDED OR
                          ACCOMPANIED BY A PROSPECTUS.

LETTER TO SHAREHOLDERS                                      THE NEVIS FUND, INC.
July 7, 2000

DEAR FELLOW SHAREHOLDER:

We are pleased to report strong results for The Nevis Fund's fiscal year-end May 31, 2000. Your Fund's NAV on May 31, 2000 was $30.98, up 77.91% from its value of $19.01 on May 31, 1999 (after adjusting for a capital gain distribution of $2.65 per share, paid on November 9, 1999). This performance ranks your Fund as number 18 out of 1,255 U.S. Growth Funds for the year ending May 31, 2000, according to Lipper Analytical Services. These results also compare favorably to the S&P 500 and the Russell 2000, which returned 11.1% and 10.3% respectively for the same period. Please read the accompanying "Manager's Discussion and Analysis of Fund Performance" for a discussion of certain key factors that contributed to the Fund's performance.

The Nevis Fund's investment objective is to achieve strong returns through long-term capital appreciation. Our investment strategy is founded on the belief that over time, the performance of a company's stock will track the growth of its earnings. We look for companies capable of experiencing high returns on capital and positive cash flows. We are excited about the prospects for the companies in the Fund. We believe we have assembled an outstanding portfolio of businesses run by highly qualified and incented management teams.

We would like to take this opportunity to welcome those of you who have purchased The Nevis Fund within the last year. Unlike many other mutual funds, The Nevis Fund owns only a limited number of companies. On May 31, 2000, your Fund owned 26 companies with the top 10 stocks representing 71% of the total Fund. This level of concentration means that your Fund will likely be more volatile than the major market indices. Over the long-term, though, we believe that a focused portfolio has the potential to deliver superior returns.

Thank you for your support.


/s/signature                                                  /s/signature


David R. Wilmerding, III                                      Jon C. Baker
Co-manager                                                    Co-manager

MANAGER'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The past year has been another volatile period for stocks. The Nasdaq Composite, for example, started June 1, 1999, at 2,412.03, surged over 100% to as high as 5,048.62 by March 10, 2000, and then declined by almost 33% to 3,400.91 as of May 31, 2000. Although the Nasdaq was up over 40% for the year ending May 31, 2000, most investors have focused on the Index's recent decline, wondering whether this setback represents a longer-term trend. At the core of this setback appear to be a few specific investor concerns: signs of inflation reappearing; continued worries over how many rate increases the Fed will invoke to slow the U.S. economy's growth; and of course, the general fear that U.S. equities (particularly technology stocks) were trading at unsustainable price/earning ratios. What triggered the sell off is still not clear. Perhaps it was the recent rise in the price of oil -- or maybe the imminent tax liabilities of the over-extended day traders. Either way, it seems that investors may be realizing that the Emperor (the "New Economy") may, indeed, not be as well clothed as previously thought. The promises of the Internet and the new, virtual economy had provided unprecedented access to private and public capital at exceedingly beneficial prices for the "seller." But while the promise of the Internet remains intact, the profits generated by companies from the Internet have been slow to materialize. The market's recent actions suggest that the days of virtually free capital for exciting Internet start-up concepts are over.

When we look back on corrections in the equity markets with the benefit of hindsight, we inevitably wish we had more cash on hand to take advantage of the attractive short-term pricing opportunities that irrational selling can create. After all, the desire to pay the lowest price possible for an attractive asset is only human nature. Just as important however, is the need to remind ourselves that attempting to time the market's sell-offs is a loser's game. Statistics show conclusively that you will make much more money over the long-term if you buy high quality, growing earnings streams, rather than try to trade the market's short-term fluctuations.

Your Fund has benefited substantially from initial public offerings (IPOs) during its most recent fiscal year and since its inception. For example, based on your Fund's net asset value as of May 31, 2000, and assuming the reinvestment of distributions to shareholders, we believe that net realized and unrealized first-day gains from IPOs purchased by the Fund contributed approximately 50.3% of the Fund's total return during the recent fiscal year, and approximately 69.8% of its total return since commencement of operations.(1) In particular, the Fund received $10,299,576 ($7.45 per share) of first-day realized or unrealized gains from IPOs during its recent fiscal year, and $12,919,032 ($16.62 per share) in such gains since commencement of operations on June 28, 1998.(2) These gains were particularly noteworthy given the Fund's relatively small asset base during 1998 and much of 1999.(3) There is no guarantee, and in fact it is unlikely, that the Fund will benefit from these types of gains in the future. Moreover, if Fund assets remain at or near current levels, or if they increase, the impact of future first-day IPO gains, if any, on the Fund is likely to be substantially lower.

As of May 31, 2000, the Fund's top three holdings -- American Tower, Rational Software and SBA Communications -- constituted 34.7% of the Fund's assets. The Nevis Fund is a non-diversified fund with fewer securities than most mutual funds. As a result of owning concentrated positions the Fund's net asset value per share may experience greater fluctuations over short periods than other funds.

--------------------------------------------------------------------------------
(1) The relative percentage of Fund returns attributable to such IPO gains will vary depending on the day as of which the percentage is calculated and market conditions. For example, when the Fund reached its peak per share net asset value of $59.32 on March 13, 2000 (which was only three days after the Nasdaq Composite Index reached its peak), these first day gains represented approximately 16.2% of the Fund's total return for the fiscal year through that date. After that date, the Fund participated in only three subsequent IPOs during the remainder of the fiscal year that contributed a total of $.05 per share in additional first day IPO gains.
(2) These amounts represent the change in value between the initial offering price of each IPO security purchased by the Fund and the closing price of that security on the first day of trading or, if the Fund sold its IPO shares on the first day of trading, the change in value between the issue price and the price at which the shares were sold during the first day of trading. The first day gains from IPOs for fiscal year 2000 break down to $1.96 per share in realized gains and $5.48 per share in unrealized gains. The first day gains for IPOs since inception break down to $6.56 per share in realized gains and $10.05 per share in unrealized gains.
(3) Fund net assets were $110,000 when operations commenced on June 28, 1998, $9,975,000 at the end of the Fund's May 31, 1999 fiscal year, and $197,497,000 at the end of the Fund's May 31, 2000 fiscal year.

--------------------------------------
              Total Return(1)
--------------------------------------
              Annualized   Cumulative
  One Year     Inception    Inception
   Return      to Date2     to Date(2)
--------------------------------------
   77.91%       88.43%       238.21%
--------------------------------------


          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
                  THE NEVIS FUND, VERSUS THE RUSSELL 2000 INDEX

[line graph omitted--plot points as follows:]


                The Nevis Fund          Russell 2000 Index
6/30/98             $10,000                  $10,000
May 99                $19,010                  $ 9,712
May 00                $33,821                  $10,674


(1) These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. There are specific risks, including increased volatility and above average price fluctuations, inherent in investing in technology, science and small capitalized companies. Overall economic conditions were very favorable to the Funds' performance in 1999 and the first quarter 2000, and may not be sustainable in the future.
(2) The Nevis Fund commenced operations on June 29, 1998.


Our investment strategy is to identify high quality companies that have the potential to generate solid growth in real earnings and cash flow. Moreover, we look for companies that we can hold for the long-term. For example, last year the top two holdings of the Nevis Fund were Rational Software (RATL) and American Tower (AMT). This year these same two companies remain the Fund's top two holdings having appreciated 117% and 65%, respectively. We believe that companies like Rational and American Tower, which are exhibiting strong growth in earnings and cash flow, will continue to thrive, particularly in a market environment that is beginning to focus more on profitability. During the fiscal year, some of the new holdings we added to the Fund included SBA Communications
(SBAC), Primus Knowledge Solutions (PKSI) and CSG Systems (CSGS).

STATEMENT OF NET ASSETS                                     THE NEVIS FUND, INC.
May 31, 2000


                                                                                                                           Market
                                                                                                                           Value
                                                                                               Shares                      (000)
                                                                                               ------                     -------
COMMON STOCKS 95.3%
AEROSPACE & DEFENSE 1.3%
   Armor Holdings*                                                                             238,700                    $ 2,611
------------------------------------------------------------------------------------------------------------------------------------
BIOLOGICAL PRODUCTS 2.6%
   Connetics*                                                                                  592,300                      5,035
------------------------------------------------------------------------------------------------------------------------------------
COMMUNICATION SERVICES 22.8%
   American Tower, Cl A*                                                                       656,560                     24,375
   SBA Communications*                                                                         556,500                     20,730
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           45,105
------------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS 1.3%
   Vicor*                                                                                       97,975                      2,590
------------------------------------------------------------------------------------------------------------------------------------
INFORMATION RETRIEVAL SYSTEMS 3.6%
   Agile Software*                                                                             148,000                      6,198
   Infonautics, Cl A*                                                                          200,000                        825
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            7,023
------------------------------------------------------------------------------------------------------------------------------------
RADIO, TELEVISION BROADCASTING & COMMUNICATIONS EQUIPMENT 3.0%
   Tekelec*                                                                                    180,000                      5,940
------------------------------------------------------------------------------------------------------------------------------------
SCHOOLS 1.6%
   Lightspan*                                                                                  375,000                      3,117
------------------------------------------------------------------------------------------------------------------------------------
SEMI-CONDUCTORS & RELATED DEVICES 6.9%
   Conductus*                                                                                  530,000                      4,439
   Vitesse Semiconductor*                                                                      181,000                      9,163
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           13,602
------------------------------------------------------------------------------------------------------------------------------------
SERVICES-BUSINESS SERVICES 4.3%
   Wind River Systems*                                                                         234,448                      8,499
------------------------------------------------------------------------------------------------------------------------------------
SERVICES-COMPUTER INTEGRATED SYSTEMS DESIGN 0.3%
   I3 Mobile*                                                                                   75,000                        591
------------------------------------------------------------------------------------------------------------------------------------
SERVICES-COMPUTER PROCESSING & DATA PREPARATION 7.5%
   CSG Systems International*                                                                  298,300                     14,840
------------------------------------------------------------------------------------------------------------------------------------
SERVICES-COMPUTER PROGRAMMING SERVICES 6.9%
   Primus Knowledge Solutions*                                                                 543,500                     13,723
------------------------------------------------------------------------------------------------------------------------------------
SERVICES-COMPUTER RELATED SERVICES 2.4%
   Espeed, Cl A*                                                                               118,000                      3,053
   Peapod*                                                                                     751,600                      1,597
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            4,650
------------------------------------------------------------------------------------------------------------------------------------
SERVICES/OTHER ADVERTISING 0.5%
   NetCreations*                                                                                41,700                      1,022
------------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                     THE NEVIS FUND, INC.
May 31, 2000 (concluded)

                                                                                                                          Market
                                                                                             Shares/Face                   Value
                                                                                            Amount (000)                   (000)
                                                                                           -------------                 ---------
SERVICES-PREPACKAGED SOFTWARE 25.0%
   Ariba*                                                                                      105,000                    $ 5,473
   BEA Systems*                                                                                260,800                      9,421
   Commerce One*                                                                                70,000                      2,505
   Hyperion Solutions*                                                                         195,000                      6,118
   Network Associates*                                                                         110,600                      2,419
   Rational Software*                                                                          320,250                     23,478
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           49,414
------------------------------------------------------------------------------------------------------------------------------------
TELEPHONE COMMUNICATION 0.4%
   Net2Phone*                                                                                   30,000                        885
------------------------------------------------------------------------------------------------------------------------------------
TELEVISION BROADCASTING STATIONS 4.9%
   Clear Channel Communications*                                                               128,400                      9,614
------------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost $228,022)                                                                                                        188,261
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT 4.2%
   Morgan Stanley 6.250%, dated 05/31/00, matures 06/01/00, repurchase price
     $8,298,789 (collateralized by U.S. Treasury Bond, total par $8,748,155,
     6.300%, 06/01/00,
     total market value $8,467,020) (A)                                                        $ 8,299                      8,299
------------------------------------------------------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
   (Cost $8,299)                                                                                                            8,299
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS 99.5%
   (Cost $236,321)                                                                                                        196,560
------------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET 0.5%                                                                                        937
NET ASSETS:
   Portfolio Shares (100,000,000 shares authorized -- par value $.01 per share authorized)
     based on 6,374,433 outstanding shares of common stock                                                                247,424
   Accumulated net investment loss                                                                                             (7)
   Accumulated net realized loss on investments                                                                           (10,159)
   Net unrealized depreciation on investments                                                                             (39,761)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS 100.0%                                                                                                  $197,497
====================================================================================================================================
   Net Asset Value, Offering and Redemption Price Per Share -- Class A                                                     $30.98
====================================================================================================================================

* NON-INCOME PRODUCING SECURITY
(A)  TRI-PARTY REPURCHASE AGREEMENT
CL -- CLASS


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                                     THE NEVIS FUND, INC.
For the year ended May 31, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       6/1/99
                                                                                                                         to
                                                                                                                       5/31/00
                                                                                                                        (000)
                                                                                                                   -----------------
INVESTMENT INCOME:
    Interest Income                                                                                                  $    317
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                                                                   317
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
    Investment Advisory Fees (See Note 4)                                                                               1,812
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                                                                          1,812
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Loss                                                                                                    (1,495)
------------------------------------------------------------------------------------------------------------------------------------
Net Realized Loss on Investments                                                                                       (7,368)
Net Change in Unrealized Depreciation on Investments                                                                  (40,491)
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Loss on Investments                                                                       (47,859)
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations                                                                 $(49,354)
====================================================================================================================================


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS                          THE NEVIS FUND, INC.
For the periods ended May 31,


------------------------------------------------------------------------------------------------------------------------------------
                                                                                         6/1/99                      6/29/98*
                                                                                           to                           to
                                                                                         5/31/00                      5/31/99
                                                                                          (000)                        (000)
                                                                                     -------------                  ----------
INVESTMENT ACTIVITIES:
    Net Investment Loss                                                              $   (1,495)                     $   (23)
    Net Realized Gain (Loss) on Investments                                              (7,368)                       2,045
    Net Change in Unrealized Appreciation (Depreciation) on Investments                 (40,491)                         730
------------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting From Operations                     (49,354)                       2,752
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    Realized Capital Gain                                                                (4,621)                          --
------------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
    Proceeds from Shares Issued                                                         334,745                        7,239
    Reinvestment of Cash Distributions                                                    4,422                           --
    Cost of Shares Repurchased                                                          (97,670)                         (16)
------------------------------------------------------------------------------------------------------------------------------------
    Increase in Net Assets from Capital Share Transactions                              241,497                        7,223
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                            187,522                        9,975
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
    Beginning of Period                                                                   9,975                           --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
    End of Period                                                                      $197,497                       $9,975
====================================================================================================================================
CAPITAL SHARE TRANSACTIONS:
    Shares Issued                                                                         8,207                          526
    Shares Issued in Lieu of Cash Distributions                                             153                           --
    Shares Redeemed                                                                      (2,511)                          (1)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN SHARES FROM CAPITAL SHARE TRANSACTIONS                                    5,849                          525
====================================================================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
* COMMENCEMENT OF OPERATIONS




    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                        THE NEVIS FUND, INC.
For a Share Outstanding Throughout Each Period
For the Periods Ended May 31,


                                   Realized                                                                     Ratio
              Net                     and                      Net                      Net                    of Net
             Asset                Unrealized  Distributions   Asset                   Assets       Ratio     Investment
             Value        Net        Gains        From        Value                     End     of Expenses     Loss      Portfolio
           Beginning  Investment      on         Capital       End         Total     of Period  to Average   to Average   Turnover
           of Period     Loss     Securities      Gains     of Period     Return       (000)    Net Assets   Net Assets     Rate
====================================================================================================================================
2000         $19.01     $(0.19)     $14.81(2)     $(2.65)     $30.98       77.91%    $197,497       1.50%       (1.24)%    56.50%
1999(1)       10.00      (0.01)       9.02         --          19.01       90.10+       9,975       1.50*       (1.03)*    251.60
------------------------------------------------------------------------------------------------------------------------------------

  * ANNUALIZED
  + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
(1) THE NEVIS FUND, INC. COMMENCED OPERATIONS ON JUNE 29, 1998.
(2) THE AMOUNT SHOWN FOR THE YEAR ENDED MAY 31, 2000 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD DOES NOT ACCORD WITH THE AGGREGATE NET GAINS ON INVESTMENTS FOR THAT PERIOD BECAUSE OF THE SALES AND REPURCHASES OF PORTFOLIO SHARES IN RELATION TO FLUCTUATING MARKET VALUE OF THE INVESTMENTS OF THE PORTFOLIO.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                               THE NEVIS FUND, INC.
May 31, 2000

1. ORGANIZATION:

THE NEVIS FUND, INC. (the "Fund") was incorporated in Maryland on February 20, 1998. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Fund's prospectus provides a description of the Fund's investment goals and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund.

    SECURITY VALUATION -- Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Short term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Directors.

    FEDERAL INCOME TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its shareholders. Accordingly, no provision for federal income taxes is required.

    SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are based on the specific identification method. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

    NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to shareholders annually. Any net realized capital gains are distributed to shareholders at least annually.

    RECLASSIFICATION OF COMPONENTS OF NET ASSETS -- The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for the reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, accumulated net realized gain, or undistributed net investment income, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, have been reclassified to/from the following accounts during the fiscal year ended May 31, 2000:

                                           Undistributed
                         Accumulated      Net Investment
    Paid-in-Capital     Realized Loss         Income
         (000)              (000)              (000)
   ----------------     -------------     --------------
        (1,296)             (199)              1,495

    For the year ended May 31, 2000, the Portfolio expects to defer for Federal income tax purposes, post October capital losses of approximately $7,851,645.

    For the year ended May 31, 2000, there were total cumulative wash sales of $2,307,581.

    USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles in the United States, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ORGANIZATIONAL COSTS:

Organizational costs have been capitalized by the Fund and are being amortized over sixty months commencing on the date of inception of the Fund. In the event the initial shares of the Fund are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

4. INVESTMENT MANAGEMENT ARRANGEMENTS:

The Fund and Nevis Capital Management, Inc. (the "Adviser") are parties to an Investment Management Agreement under which the Adviser receives an annual fee equal to 1.50% of the average daily net assets of the Fund. Pursuant to its Investment Management Agreement with the Fund, the Adviser has agreed to bear all ordinary expenses incurred by the Fund

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)                   THE NEVIS FUND, INC.
May 31, 2000

in the conduct of its operations. The Fund will bear any extraordinary expenses incurred in the course of its business.

5. ADMINISTRATION, TRANSFER AGENCY AND SERVICES,
   CUSTODIAN AND DISTRIBUTION AGREEMENTS:

As discussed above, the Adviser has agreed to bear all ordinary expenses incurred in the conduct of the Fund's operations. This includes the following contractual relationships:

The Fund and SEI Investments Mutual Funds Services (the "Administrator") are parties to an Administration Agreement under which the Administrator provides administrative services for an annual fee, computed daily and paid monthly, at the annual rate of 0.12% of the first $100 million of the average daily net assets of the Fund, 0.10% of the next $100 million of such assets, and 0.08% of such assets in excess of $200 million subject to a minimum annual fee of $90,000.

Forum Shareholder Services, LLC (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a Transfer Agency and Services Agreement with the Fund.

The Fund and SEI Investments Distribution Co. (the "Distributor") are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

First Union National Bank serves as custodian (the "Custodian") for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.


6. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended May 31, 2000 were as follows:

                                           The Nevis Fund, Inc.
                                                   (000)
                                            ------------------
Purchases
  U.S. Gov't ............................        $     --
  Other .................................         292,762
Sales
  U.S. Gov't ............................        $     --
  Other .................................          64,841

At May 31, 2000, the total cost of securities and the net realized gains or losses on securities sold for federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at May 31, 2000, is as follows:

                                           The Nevis Fund, Inc.
                                                   (000)
                                             -----------------

Aggregate gross unrealized
  appreciation .........................        $ 30,702
Aggregate gross unrealized
  depreciation .........................         (70,463)
                                                --------
Net unrealized depreciation ............        $(39,761)
                                                ========

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and Board of Directors of The Nevis Fund, Inc.:

We have audited the accompanying statements of net assets of The Nevis Fund, Inc. (the "Fund") as of May 31, 2000, and the related statement of operations, statement of changes in net assets, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Nevis Fund, Inc. as of May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for the periods presented, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP



Philadelphia, Pennsylvania
July 7, 2000

NOTICE TO SHAREHOLDERS OF THE NEVIS FUND, INC. (UNAUDITED)



For the fiscal year ended May 31, 2000, the Nevis Fund, Inc. is designating the following items with regard to the distribution paid during the year.


                                LONG TERM (20% RATE)            ORDINARY
                                    CAPITAL GAINS                INCOME
                                    DISTRIBUTIONS             DISTRIBUTION                                  QUALIFYING
PORTFOLIO                           (TAX BASIS)                (TAX BASIS)              TOTAL              DIVIDENDS (1)
----------                      --------------------          ------------            --------             ------------
Nevis Fund, Inc.                         0%                       100%                  100%                    0%

(1) Qualifying dividends represent dividends that qualify for the corporate dividends received deduction.

                                     NOTES

                                      NOTES

                               INVESTMENT ADVISER
                         Nevis Capital Management, Inc.
                              1119 St. Paul Street
                               Baltimore, MD 21202

                                  ADMINISTRATOR
                      SEI Investments Mutual Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                    DIRECTORS
                                 Joseph Haridman
                                Bailey Morris-Eck
                                  Charles Noell
                                    Jon Baker
                              David Wilmerding, III

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP
                               1701 Market Street
                             Philadelphia, PA 19103

                         INDEPENDENT PUBLIC ACCOUNTANTS
                               Arthur Andersen LLP
                               1601 Market Street
                           Philadelphia, PA 19103-2499


NEV-F-004-02